Exhibit 99.1
VOTING AGREEMENT
This Voting Agreement (this “Agreement”) is entered into as of May 28, 2010, by and between VaxGen, Inc., a Delaware corporation (“Parent”), and                      (“Stockholder”).
Recitals
A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of certain shares of common stock of diaDexus, Inc., a Delaware corporation (the “Company”).
B. Parent, Violet Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub I”), Violet Acquisition LLC, a Delaware limited liability company and wholly-owned subsidiary of Parent (“Merger Sub II”), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the “Merger Agreement”) which provides (subject to the conditions set forth therein) for (i) the merger of Merger Sub I with and into the Company (“Merger I”), with the Company surviving Merger I and becoming a wholly-owned subsidiary of Parent and (ii) immediately following the effectiveness of Merger I, a merger of the Company with and into Merger Sub II in accordance with the applicable provisions of Delaware Law and the Delaware Limited Liability Company Act, with Merger Sub II surviving the merger (together with Merger I, the “Merger”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the Merger Agreement.
C. In the Merger, the outstanding shares of Series F Preferred Stock of the Company are to be converted into the right to receive shares of common stock of Parent, and, subject to the terms of the Merger Agreement, the outstanding shares of all other series of Preferred Stock of the Company and the outstanding shares of common stock of the Company are to be cancelled and extinguished, without any conversion thereof and without payment therefor.
D. In order to induce Parent to enter into the Merger Agreement, Stockholder is entering into this Agreement.
Agreement
The parties to this Agreement, intending to be legally bound, agree as follows:
Section 1. Certain Definitions
For purposes of this Agreement:
(a) “Company Capital Stock” shall mean the Company Common Stock and the Company Preferred Stock.

(b) “Company Common Stock” shall mean the common stock of the Company, par value $0.01 per share.
(c) “Company Preferred Stock” shall mean the Series A Preferred Stock of the Company, par value $0.01, the Series B Preferred Stock of the Company, par value $0.01 per share, the Series C Preferred Stock of the Company, par value $0.01 per share, the Series D Preferred Stock of the Company, par value $0.01 per share, the Series E Preferred Stock of the Company, par value $0.01 per share, and the Series F Preferred Stock of the Company, par value $0.01 per share.
(d) Stockholder shall be deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security, regardless of whether Stockholder Owns such security on the date hereof or has acquired Ownership of such security at any time after the date hereof and regardless of the manner in which Stockholder has acquired Ownership of such security including, without limitation, as a result of exercise of stock options, conversion of convertible securities, exchange of any securities or otherwise.
(e) “Subject Securities” shall mean: (i) all securities of the Company (including all shares of Company Capital Stock and all options, warrants and other rights to acquire shares of Company Capital Stock) Owned by Stockholder as of the date of this Agreement; and (ii) all additional securities of the Company (including all additional shares of Company Capital Stock and all additional options, warrants and other rights to acquire shares of Company Capital Stock) of which Stockholder acquires Ownership during the period from the date of this Agreement through the Voting Covenant Expiration Date.
(f) A Person shall be deemed to have a effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person’s beneficial ownership of, interest in or risk relating to such security.
(g) “Voting Covenant Expiration Date” shall mean the earlier of the date upon which the Merger Agreement is validly terminated, or the date upon which the Merger is consummated.
Section 2. Transfer of Subject Securities and Voting Rights
2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3, during the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

2.2 Restriction on Transfer of Voting Rights. During the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities (other than in connection with Stockholder’s compliance with Section 3.1 or 3.2 of this Agreement). During the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person that is inconsistent with, violates, contravenes, or results in a violation, breach or contravention of, any of the provisions of this Agreement.
2.3 Permitted Transfers. Section 2.1 shall not prohibit a transfer of any Subject Securities by Stockholder (a) to Parent or any wholly-owned subsidiary of Parent, (b) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, (c) upon the death of Stockholder, or (d) if Stockholder is a partnership or limited liability company, to one or more partners or members of Stockholder or to an affiliated corporation under common control with Stockholder; provided, however, that a transfer referred to in clause (b), (c) or (d) of this sentence shall be permitted only if, as a precondition to such transfer, the transferee agrees in a writing, satisfactory in form and substance to Parent, to be bound by the terms of this Agreement and delivers a duly Executed proxy in the form attached hereto as Exhibit A with respect to such transferred Subject Securities.
Section 3. Voting of Shares
3.1 Voting Covenant. Stockholder hereby agrees that, prior to the Voting Covenant Expiration Date, at any meeting of the stockholders of the Company, however called, and in any written action by consent of stockholders of the Company, unless otherwise directed in writing by Parent, Stockholder shall cause the Subject Securities to be voted:
(a) in favor of the Merger, the execution, delivery and performance by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing; and
(b) against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the consummation of the Merger, including any Company Acquisition Proposal or Company Acquisition Transaction.
Prior to the Voting Covenant Expiration Date, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause “(a)” or “(b)” of the preceding sentence. Except as set forth in Section 3.1, Stockholder shall not be restricted from voting in favor of, against or abstaining with respect to any matter presented to the Company stockholders.

3.2 Proxy; Further Assurances.
(a) Contemporaneously with the execution of this Agreement: (i) Stockholder shall deliver to Parent an irrevocable proxy in the form attached to this Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law (at all times prior to the Voting Covenant Expiration Date) with respect to the shares referred to therein (the “Proxy”); and (ii) Stockholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as Exhibit A) executed on behalf of the record owner of any outstanding shares of Company Capital Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Stockholder.
(b) Stockholder shall, at Stockholder’s own expense, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.
Section 4. Waiver of Appraisal Rights
Stockholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger or any related transaction that Stockholder or any other Person may have by virtue of any outstanding shares of Company Capital Stock Owned by Stockholder (“Appraisal Rights”).
Section 5. No Solicitation
Stockholder agrees that, during the period from the date of this Agreement through the Voting Covenant Expiration Date, Stockholder shall not, directly or indirectly, and Stockholder shall take reasonable precautions to ensure that Stockholder’s Representatives do not, directly or indirectly: (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Company Acquisition Proposal or take any action that could reasonably be expected to lead to a Company Acquisition Proposal; (b) furnish any information regarding the Company or any subsidiary of the Company to any Person in connection with or in response to a Company Acquisition Proposal or an inquiry or indication of interest that could lead to a Company Acquisition Proposal; (c) engage in discussions or negotiations with any Person with respect to any Company Acquisition Proposal; (d) approve, endorse or recommend any Company Acquisition Proposal; or (e) enter into any letter of intent or similar document or any agreement or understanding contemplating or otherwise relating to any Company Acquisition Transaction; provided, however, that the restrictions contained in this Section 5 shall not apply to a Company Acquisition Proposal or Company Acquisition Transaction between Company and Parent. Stockholder shall immediately cease and discontinue, and Stockholder shall ensure that Stockholder’s Representatives immediately cease and discontinue, any existing discussions with any Person (other than Parent) that relate to any Company Acquisition Proposal.

Section 6. Representations and Warranties of Stockholder
Stockholder hereby represents and warrants to Parent as follows:
6.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Agreement and the Proxy and to perform Stockholder’s obligations hereunder and thereunder. Stockholder has the sole power of disposition, sole power of conversion, sole power to demand and waive Appraisal Rights, and sole power to vote or otherwise agree to all of the matters set forth in this Agreement, in each case with respect to all Subject Securities owned by Stockholder on the date hereof. This Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a limited liability company, then Stockholder is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.
6.2 No Conflicts or Consents.
(a) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder’s properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder’s properties is or may be bound or affected.
(b) The execution and delivery of this Agreement and the Proxy by Stockholder do not, and the performance of this Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.
6.3 Title to Securities. As of the date of this Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions) the number of outstanding shares of Company Capital Stock set forth under the heading “Shares Held of Record” on the signature page hereof; (b) Stockholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Capital Stock set forth under the heading “Options and Other Rights” on the signature page hereof; (c) Stockholder Owns the additional securities of the Company set forth under the heading “Additional Securities Beneficially Owned” on the signature page hereof; (d) Stockholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof; and (e) Stockholder has not entered into any voting agreement or given any person any proxy with respect to the Subject Securities other than as set forth in this Agreement.

6.4 Accuracy of Representations. The representations and warranties contained in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through and including the Voting Covenant Expiration Date and will be accurate in all respects as of the date of the consummation of the Merger as if made on that date.
Section 7. Additional Covenants of Stockholder
7.1 Further Assurances. From time to time and without additional consideration, Stockholder shall (at Stockholder’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments, and shall take such further actions, each as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.
7.2 Legends. If requested by Parent, immediately after the execution of this Agreement (and from time to time upon the acquisition by Stockholder of Ownership of any shares of Company Common Stock prior to the Voting Covenant Expiration Date), Stockholder shall cause each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Stockholder to be surrendered so that the transfer agent for such securities may affix thereto a legend in the following form:
THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND VOTING AND OTHER RESTRICTIONS PURSUANT TO THE TERMS AND PROVISIONS OF A VOTING AGREEMENT DATED AS OF MAY 28, 2010, BY AND BETWEEN VAXGEN, INC. AND THE STOCKHOLDER (AND THE IRREVOCABLE PROXY EXECUTED IN CONNECTION THEREWITH), AS MAY BE AMENDED FROM TIME TO TIME. COPIES OF SUCH VOTING AGREEMENT AND IRREVOCABLE PROXY ARE ON DEPOSIT WITH THE COMPANY AND THE COMPANY WILL FURNISH SUCH COPIES TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE, UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICES.
Section 8. Miscellaneous
8.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by Stockholder in this Agreement shall survive (a) the consummation of the Merger, (b) any termination of the Merger Agreement, and (c) the Voting Covenant Expiration Date.
8.2 Fiduciary Duties. In the event that Stockholder, or an employee or representative of Stockholder or its Affiliates, is a director on the Board of Directors of the Company (such person, the “Director”), Parent acknowledges such status, and as such, the Director remains, solely in such capacity, free to act in accordance with such Director’s fiduciary duties owed to the Company or its stockholders under applicable Legal Requirements and nothing herein shall be deemed to restrict or limit any act taken or omitted from being taken as a director on the Board of Directors of the Company as is reasonably necessary to comply with such fiduciary duties.

8.3 Expenses. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.
8.4 Notices. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):
if to Stockholder:
at the address set forth on the signature page hereof; and
with a required copy (which shall not constitute notice) to:
Latham & Watkins LLP
140 Scott Drive
Menlo Park, CA 94025
Attn.: Robert Koenig
E-Mail: robert.koenig@lw.com
Facsimile: (650) 463-2600
if to Parent:
VaxGen, Inc.
379 Oyster Point Boulevard, Suite 10
South San Francisco, CA 94080
Attn: James Panek
E-Mail: jpanek@vaxgen.com
Facsimile: (650) 624-4785
with a required copy (which shall not constitute notice) to:
Cooley LLP
3175 Hanover Street
Palo Alto, CA 94304
Attn.: Laura Berezin
E-Mail: lberezin@cooley.com
Facsimile: (650) 849-7400

8.5 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
8.6 Entire Agreement. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith or in connection with the Merger Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.
8.7 Assignment; Binding Effect. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by Stockholder, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Stockholder and Stockholder’s heirs, estate, executors and personal representatives and Stockholder’s successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in Section 2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.
8.8 Indemnification. Stockholder shall hold harmless and indemnify Parent and Parent’s affiliates from and against, and shall compensate and reimburse Parent and Parent’s affiliates for, any loss, damage, claim, liability, fee (including attorneys’ fees), demand, cost or expense (regardless of whether or not such loss, damage, claim, liability, fee, demand, cost or expense relates to a third-party claim) that is directly or indirectly suffered or incurred by Parent or any of Parent’s affiliates, or to which Parent or any of Parent’s affiliates otherwise becomes subject, and that arises directly or indirectly from, or relates directly or indirectly to, (a) any inaccuracy in or breach of any representation or warranty contained in this Agreement, or (b) any failure on the part of Stockholder to observe, perform or abide by, or any other breach of, any restriction, covenant, obligation or other provision contained in this Agreement or in the Proxy.
8.9 Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Stockholder agrees that, in the event of any breach or threatened breach by Stockholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation, and (b) an injunction restraining such breach or threatened breach. Stockholder further agrees that neither Parent nor any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.9, and Stockholder irrevocably waives any right he or it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

8.10 Non-Exclusivity. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Stockholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of Stockholder’s obligations, or the rights or remedies of Parent, under any other agreement between Parent and Stockholder; and nothing in any such other agreement shall limit any of Stockholder’s obligations, or any of the rights or remedies of Parent, under this Agreement.
8.11 Governing Law; Venue.
(a) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware (without giving effect to principles of conflicts of laws).
(b) Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the in the County of San Francisco, State of California. Stockholder:
(i) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the in the County of San Francisco, State of California in connection with any such legal proceeding;
(ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to Stockholder at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;
(iii) agrees that each state and federal court located in the in the County of San Francisco, State of California shall be deemed to be a convenient forum; and
(iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the County of San Francisco, State of California, any claim that Stockholder is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

Nothing contained in this Section 8.11 shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Stockholder in any other forum or jurisdiction.
(c) STOCKHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.
8.12 Counterparts. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.
8.13 Captions. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.
8.14 Attorneys’ Fees. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Stockholder, the prevailing party shall be entitled to recover reasonable attorneys’ fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).
8.15 Amendment; Waiver. This Agreement may not be amended, changed, supplemented or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.
8.16 Construction.
(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.
(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”
(d) Except as otherwise indicated, all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

In Witness Whereof, Parent and Stockholder have caused this Agreement to be executed as of the date first written above.

VaxGen, Inc.

By:
	Name:	James P. Panek
	Title:	President

[Signature Page to Voting Agreement]

Stockholder

Name:

Address:

Facsimile:

Shares Held of Record: Common Stock:

Preferred Stock:
Series A

Series B

Series C

Series D

Series E

Series F

Options and Other Rights:

Additional Securities
Beneficially Owned:

[Signature Page to Voting Agreement]

Exhibit A
Form Of Irrevocable Proxy
The undersigned stockholder (the “Stockholder”) of diaDexus Inc., a Delaware corporation (the “Company”), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes                      ,                       and VaxGen, Inc., a Delaware corporation (“Parent”), and each of them, the attorneys-in-fact and proxies of the Stockholder with full power of substitution and resubstitution, to the full extent of the Stockholder’s rights with respect to (a) the outstanding shares of capital stock of the Company owned of record or beneficially by the Stockholder as of the date of this proxy, which shares are specified on the final page of this proxy, and (b) any and all other shares of capital stock of the Company which the Stockholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses “(a)” and “(b)” of the immediately preceding sentence are collectively referred to as the “Shares.”) Upon the execution hereof, all prior proxies given by the Stockholder with respect to any of the Shares are hereby revoked, and the Stockholder agrees that no subsequent proxies will be given with respect to any of the Shares.
This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and the Stockholder (the “Voting Agreement”), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Violet Acquisition Corporation, Violet Acquisition LLC, the Company and John E. Hamer, as the Company Stockholder’s Agent (the “Merger Agreement”). This proxy will terminate on the Voting Covenant Expiration Date (as defined in the Voting Agreement).
The attorneys-in-fact and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the earlier to occur of the valid termination of the Merger Agreement or the effective time of the merger contemplated thereby (the “Merger”) at any meeting of the stockholders of the Company, however called, and in connection with any written action by consent of stockholders of the Company:
(a) in favor of the Merger, the execution, delivery and performance by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing; and
(b) against approval of any proposal made in opposition to, or in competition with, the Merger Agreement or the consummation of the Merger, including any Company Acquisition Proposal or Company Acquisition Transaction.
The Stockholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.
This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the Stockholder (including any transferee of any of the Shares).

A-1

Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Stockholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the Stockholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.
Dated: ____________, 2010

Name:

Shares Held of Record: Common Stock:

Preferred Stock:
Series A

Series B

Series C

Series D

Series E

Series F

Options and Other Rights:

Additional Securities Beneficially Owned:

A-2